UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 3, 2022

WORLD FUEL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-9533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street,	Miami,	Florida	33178
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 428-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	INT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously disclosed in a Current Report on Form 8-K filed by World Fuel Services Corporation (the "Company") on January 3, 2022 (the "Initial Filing"), World Fuel Services, Inc., a wholly-owned subsidiary of the Company, completed the acquisition of all of the outstanding equity interests in Flyers Energy Group, LLC ("Flyers Energy") on January 3, 2022 (the "Acquisition"). This Amendment No. 1 amends the Initial Filing to include the financial statements of Flyers Energy and the pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted as permitted by that item. Except as described above, all other information in the Initial Filing remains unchanged.
Item 9.01.  Financial Statements and Exhibits
(a)    Financial Statements of Business Acquired.
The audited consolidated financial statements of Flyers Energy and accompanying notes as of December 31, 2020 and for the year ended December 31, 2020 are included as Exhibit 99.1 to this Current Report on Form 8-K/A.
The unaudited condensed consolidated financial statements of Flyers Energy as of September 30, 2021 and for the nine months ended September 30, 2021 and the related notes are included as Exhibit 99.2 to this Current Report on Form 8-K/A.
(b)    Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Flyers Energy, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2021, the unaudited pro forma combined statements of income for the year ended December 31, 2020 and for the nine months ended September 30, 2021 and the related notes are included as Exhibit 99.3 to this Current Report on Form 8-K/A.
(c)     Exhibits

Exhibit No.	Description

23.1	Consent of Moss Adams LLP.

99.1	Audited consolidated financial statements of Flyers Energy and accompanying notes as of December 31, 2020 and for the year ended December 31, 2020.

99.2	Unaudited condensed consolidated financial statements of Flyers Energy as of September 30, 2021 and for the nine months ended September 30, 2021 and the related notes.

99.3	Unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Flyers Energy, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2021, the unaudited pro forma combined statements of income for the year ended December 31, 2020 and for the nine months ended September 30, 2021 and the related notes.

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 18, 2022	World Fuel Services Corporation

/s/ Ira M. Birns
Ira M. Birns
Executive Vice President and Chief Financial Officer